UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 14, 2021

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 587-9898

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value, $.001 Per Share	PESI	NASDAQ Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Perma-Fix Environmental Services, Inc. (the “Company”) with the Securities and Exchange Commission on October 18, 2021(the “Original Report”). The purpose of this Amendment is to correct the “Expiration Date” on the first page of each of the Incentive Stock Option Agreements filed in Exhibit 99.1 to 99.5 of the Original Report from to October 14, 2021 to October 14, 2027.

Item 5.02(e) – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2021, the Compensation and Stock Option Committee (the “Compensation Committee”) of the Company and the Company’s Board of Directors approved the grant of an Incentive Stock Option (“ISO”) to each of the Company’s executive officers for the purchase, under the Company’s 2017 Stock Option Plan, of up to the number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), set forth in their respective Incentive Stock Option Agreement, as follows: 50,000 shares for the Chief Executive Officer, Mark Duff; 25,000 shares for the Chief Financial Officer, Ben Naccarato; 20,000 shares for the Executive Vice President (“EVP”) of Strategic Initiatives, Dr. Louis Centofanti; 25,000 shares for the EVP of Waste Treatment Operations, Richard Grondin; and 25,000 shares for the EVP of Nuclear and Technical Services, Andy Lombardo. Each of the ISOs granted is for a contractual term of six years with one-fifth yearly vesting over a five-year period. The exercise price of the ISO is $7.005 per share, which is equal to the closing price of the Company’s Common Stock on the date of grant as quoted on Nasdaq.

Each Incentive Stock Option Agreement is attached hereto as Exhibit 99.1 to 99.5 to this Report and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

	Exhibit Number	Description

	99.1	Incentive Stock Option Agreement between Perma-Fix Environmental Services, Inc. and Chief Executive Officer, dated October 14, 2021.

	99.2	Incentive Stock Option Agreement between Perma-Fix Environmental Services, Inc. and Chief Financial Officer, dated October 14, 2021.

	99.3	Incentive Stock Option Agreement between Perma-Fix Environmental Services, Inc. and EVP of Strategic Initiatives, dated October 14, 2021.

	99.4	Incentive Stock Option Agreement between Perma-Fix Environmental Services, Inc. and EVP of Waste Treatment Operations, dated October 14, 2021.

	99.5	Incentive Stock Option Agreement between Perma-Fix Environmental Services, Inc. and EVP of Nuclear and Technical Services, dated October 14, 2021.

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

	By:	/s/ Ben Naccarato
Ben Naccarato
Dated: October 20, 2021		Executive Vice President, Chief Financial
Officer and Chief Accounting Officer